SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549





                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 21, 1995


                  BRUNNER COMPANIES INCOME PROPERTIES L.P. II
             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-17568               31-1247944
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000






Item 2.  Acquisition or Disposition of Assets

   On December 21, 1995, Aetna Life Insurance Company ("Aetna"), the lender, foreclosed on Cumberland Plaza Shopping Center, located in McMinnville, Tennessee. On December 26, 1995, Aetna, the lender, also foreclosed on Cunningham Place Shopping Center and Hampton Plaza Shopping Center. The mortgage notes payable matured September 1, 1995, and had been in default since that date. In the General Partner's opinion, it was not in the Partnership's best interests to contest the foreclosure action.

Item 7.  Financial Statements and Exhibits

(a)   Pro forma financial information

   Cumberland Plaza Shopping Center was foreclosed on by Aetna Life Insurance Company ("Aetna") on December 21, 1995. Cunningham Place Shopping Center and Hampton Plaza Shopping Center were foreclosed on by Aetna on December 26, 1995. The following unaudited pro-forma condensed balance sheet of the Partnership assumes the properties had been disposed of at September 30, 1995.


                                          Pro-Forma Balance Sheet
                                                 (Unaudited)

                                September                          September
                                  1995          Pro-Forma            1995
                               As Reported     Adjustments         Pro-Forma

 Cash                          $   127,197   $    (12,203)  (1)   $  114,994
 Other assets                      456,518       (225,987)  (1)      230,531
 Investment Properties          24,722,420    (18,589,420)  (1)    6,133,000

 Total assets                  $25,306,135   $(18,827,610)        $6,478,525

 Accrued liabilities           $   357,261   $   (301,711)  (1)   $   55,550
 Mortgage notes payable         24,722,420    (18,589,420)  (1)    6,133,000

 Estimated costs during
    the period of                  151,454         63,521            214,975

                                25,231,135    (18,827,610)         6,403,525

 Net assets in liquidation     $    75,000   $         --         $   75,000


[FN]
(1) Represents pro-forma adjustments to reflect the disposition of assets and settlement of applicable liabilities related to the foreclosures of Cumberland Plaza Shopping Center, Cunningham Place Shopping Center, and Hampton Plaza Shopping Center.

   The following pro-forma statements of loss assume Cumberland Plaza, Cunningham Place, and Hampton Plaza Shopping Centers had been foreclosed on as of September 30, 1995, and December 31, 1994, respectively.


                                                               Pro-Forma Statements of Loss
                                                                      (Unaudited)

                                          For the nine months ended                   For the year ended
                                               September 30, 1995                      December 31, 1994
                                                     (2)                                      (2)
                                    As Reported  Adjustments     Pro-Forma   As Reported  Adjustments     Pro-Forma

 Total revenues                     $ 2,373,346  $(1,703,054)     $670,292   $ 3,469,981  $(2,595,855)  $   874,126

 Operating expenses                     192,880     (161,213)       31,667       305,271     (218,282)       86,989
 General & administrative                85,625           --        85,625       128,467      (32,880)       95,587
 Property management fees                75,612      (54,624)       20,988       142,815     (118,912)       23,903
 Depreciation & Amortization            753,731     (565,399)      188,332     1,019,112     (770,506)      248,606
 Interest                             2,161,673   (1,611,420)      550,253     2,637,687   (2,035,854)      601,833
 Property taxes                         172,556     (133,236)       39,320       220,426     (168,119)       52,307
 Write-down of property                      --           --            --       391,089     (391,089)           --
 Tenant reimbursements                 (219,760)     152,468       (67,292)     (333,114)     245,930       (87,184)
      Total expenses                  3,222,317   (2,373,424)      848,893     4,511,753   (3,489,712)    1,022,041

 Adjustment to liquidation basis        130,142       11,581       141,723            --           --            --

 Net loss                           $  (718,829) $   681,951      $(36,878)  $(1,041,772) $   893,857   $  (147,915)

 Net loss allocated to
    general partner (1%)            $    (7,188) $     6,819      $   (369)  $   (10,418) $     8,939   $    (1,479)

 Net loss allocated to Class A
    limited partners (98.01%)          (704,525)     668,381       (36,144)   (1,021,041)     876,069      (144,972)

 Net loss allocated to Class B
    limited partners (.99%)              (7,116)       6,751          (365)      (10,313)       8,849        (1,464)


                                    $  (718,829) $   681,951      $(36,878)  $(1,041,772) $   893,857   $  (147,915)

 Net loss per partnership unit      $    (0.82)  $      0.78      $  (0.04)  $     (1.19) $      1.02   $     (0.17)

 Weighted average
    number of units                     865,000                    865,000       865,000                    865,000


[FN]
(2) Represents pro-forma adjustments to remove Cumberland Plaza Shopping Center, Cunningham Place Shopping Center and Hampton Plaza Shopping Center revenues and expenses to reflect the foreclosure.

Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.


                                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              BRUNNER COMPANIES INCOME PROPERTIES L.P. II, a Delaware limited partnership

                              By:   Brunner Management Limited
                                    Partnership, an Ohio limited partnership,
                                    its General Partner


                              By: 104 Management, Inc., an Ohio corporation, its General Partner


                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    President


                              By:   /s/ Robert D. Long, Jr.
                                    Robert D. Long, Jr.
                                    Controller and Principal
                                    Accounting Officer

                              Date: January 10, 1996




(c)   Exhibits


Exhibit No.                   Description

  99.1 Trustee's Deed recording transfer of title for Cumberland Plaza Shopping Center from Brunner Companies Income Properties L.P. II, a Delaware Limited Partnership, to Aetna Life Insurance Company dated December 21, 1995.

  99.2 Trustee's Deed recording transfer of title for Cunningham Place Shopping Center from Brunner Companies Income Properties L.P. II, a Delaware

                              Limited Partnership, to Aetna Life Insurance
                              Company dated December 26, 1995.

  99.3 Trustee's Deed recording transfer of title for Hampton Plaza Shopping Center from Brunner Companies Income Properties L.P. II, a Delaware Limited Partnership, to Aetna Life Insurance Company dated December 26, 1995.